Exhibit 99.1

Appian Announces First Quarter 2023 Financial Results

First quarter cloud subscription revenue increased 31% year-over-year to $69.7 million

McLean, VA – May 9, 2023 – Appian (Nasdaq: APPN) today announced financial results for the first quarter ended March 31, 2023.

“Appian grew cloud subscription revenue 31% in the first quarter 2023. Organizations can manage their entire process lifecycle, optimize with automation tools in a single suite, and unite data silos with our patented Data Fabric technology,” said Matt Calkins, CEO & Founder.

First Quarter 2023 Financial Highlights:

•Revenue: Cloud subscription revenue was $69.7 million, up 31% compared to the first quarter of 2022. Total subscriptions revenue, which includes sales of our cloud subscriptions, on-premises term license subscriptions, and maintenance and support, increased 18% year-over-year to $99.0 million. Professional services revenue was $36.3 million, an increase of 19% compared to the first quarter of 2022. Total revenue was $135.2 million, up 18% compared to the first quarter of 2022. Cloud subscription revenue retention rate was 115% as of March 31, 2023.
•Operating loss and non-GAAP operating loss: GAAP operating loss was $(35.3) million, compared to $(23.9) million for the first quarter of 2022. Non-GAAP operating loss was $(18.2) million, compared to $(5.1) million for the first quarter of 2022.
•Net loss and non-GAAP net loss: GAAP net loss was $(36.8) million, compared to $(23.2) million for the first quarter of 2022. GAAP net loss per share was $(0.51) for the first quarter of 2023, compared to $(0.32) for the first quarter of 2022. Non-GAAP net loss was $(19.7) million, compared to $(4.4) million for the first quarter of 2022. Non-GAAP net loss per share was $(0.27), compared to the $(0.06) net loss per share for the first quarter of 2022. GAAP and non-GAAP net loss for the first quarter of 2023 included $0.6 million, or $0.01 per share, of foreign currency exchange gains. GAAP and non-GAAP net loss for the first quarter of 2022 included $1.9 million, or $0.03 per share, of foreign currency exchange losses. We do not forecast foreign exchange rate movements.
•Adjusted EBITDA: Adjusted EBITDA loss was $(15.8) million, compared to adjusted EBITDA loss of $(3.4) million for the first quarter of 2022.
•Balance sheet and cash flows: As of March 31, 2023, Appian had total cash, cash equivalents, and investments of $254.5 million. Net cash used by operating activities was $(25.3) million for the three months ended March 31, 2023 compared to $(20.6) million of net cash used by operating activities for the same period in 2022.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Recent Business Highlights:

•Northern Trust enhances digital workflow experience for private capital fund managers
•Appian named a leader in Everest Group’s Digital Claims in Property and Casualty Insurance PEAK Matrix Assessment® 2023
•New Appian platform democratizes AI for process automation
•Appian announces “Insight to Action” process mining program
•Appian infuses process automation with artificial intelligence
•Appian announces new partner program to drive growth and accelerate customer value
•Latest version of the Appian platform delivers complete process automation
•New Appian Protect security offerings deliver enhanced monitoring and end-to-end data encryption
•Appian names Mark Dillon Senior Vice President, Global Partner Organization

Financial Outlook:

As of May 9, 2023, guidance for 2023 is as follows:

•Second Quarter 2023 Guidance:

◦Cloud subscription revenue is expected to be between $72.0 million and $74.0 million, representing year-over-year growth of 26% to 30%.
◦Total revenue is expected to be between $123.0 million and $125.0 million, representing a year-over-year increase of 12% to 14%.
◦Adjusted EBITDA loss is expected to be between $(30.0) million and $(26.0) million.
◦Non-GAAP net loss per share is expected to be between $(0.46) and $(0.40), assuming weighted average common shares outstanding of 73.0 million.

•Full Year 2023 Guidance:

◦Cloud subscription revenue is expected to be between $296.0 million and $298.0 million, representing year-over-year growth of 25% to 26%.
◦Total revenue is expected to be between $533.0 million and $538.0 million, representing a year-over-year increase of 14% to 15%.
◦Adjusted EBITDA loss is expected to be between $(70.0) million and $(65.0) million.
◦Non-GAAP net loss per share is expected to be between $(1.16) and $(1.09), assuming weighted average common shares outstanding of 73.2 million.

Conference Call Details:

Appian will host a conference call today, May 9, 2023, at 4:30 p.m. ET to discuss Appian's financial results for the first quarter ended March 31, 2023 and business outlook.

To access the call, navigate to the following link(1). Once registered, participants can dial in using their phone with a dial in and PIN, or they can choose the Call Me option for instant dial to their phone. The live webcast of the conference call can also be accessed on the Investor Relations page of our website at http://investors.appian.com.

1 https://register.vevent.com/register/BI364f7abb4c26460a830a31dac84c3a2a

About Appian

Appian is a software company that automates business processes. The Appian Platform includes everything you need to design, automate, and optimize even the most complex processes, from start to finish. The world's most innovative organizations trust Appian to improve their workflows, unify data, and optimize operations—resulting in better growth and superior customer experiences. For more information, visit www.appian.com. [Nasdaq: APPN]

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, Appian provides investors with certain non-GAAP financial performance measures. Appian uses these non-GAAP financial performance measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Appian’s management believes these non-GAAP financial measures provide meaningful supplemental information regarding Appian’s performance by excluding certain expenses that may not be indicative of our recurring core business operating results. Appian believes both management and investors benefit from referring to these non-GAAP financial measures in assessing Appian’s performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management’s internal comparisons to historical performance as well as comparisons to competitors’ operating results. Appian believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to measures used by management in its financial and operational decision-making and (2) they are used by Appian’s institutional investors and the analyst community to help them analyze the health of Appian’s business.

The non-GAAP financial performance measures include non-GAAP net loss, non-GAAP net loss per share, and non-GAAP operating loss. These non-GAAP financial performance measures exclude the effect of stock-based compensation expense, certain litigation-related expenses consisting of legal and other professional fees associated with the Pegasystems cases, which are not indicative of our core operating performance and are not part of our normal course of business, and severance costs related to involuntary reductions in our workforce. While these items may be recurring in nature and should not be disregarded in evaluation of our earnings performance, it is useful to exclude such items when analyzing current results and trends compared to other periods as these items can vary significantly from period to period depending on specific underlying transactions or events that may occur. Therefore, while we may incur or recognize these types of expenses in the future, the Company believes removing these items for purposes of calculating the non-GAAP financial measures provides investors with a more focused presentation of our ongoing operating performance.

Appian also discusses adjusted EBITDA, a non-GAAP financial performance measure it believes offers a useful view of the overall operation of its businesses. The company defines adjusted EBITDA as net loss before (1) other (income) expenses, net, (2) interest expense, (3) income tax expense (benefit), (4) depreciation and amortization, (5) stock-based compensation expense, (6) litigation expenses directly associated with the Pegasystems cases, and (7) severance costs. The most directly comparable GAAP financial measure to Adjusted EBITDA is net loss. Users should consider the limitations of using adjusted EBITDA, including the fact this measure does not provide a complete measure of our operating performance. Adjusted EBITDA is not intended to purport to be an alternate to net loss as a measure of operating performance or to cash flows from operating activities as a measure of liquidity.

The presentation of these non-GAAP financial measures is not intended to be considered in isolation from, as a substitute for, or superior to the financial information prepared and presented in accordance with GAAP, and Appian’s non-GAAP measures may be different from non-GAAP measures used by other companies. For more information on these non-GAAP financial measures, see the reconciliation of these non-GAAP financial measures to their nearest comparable GAAP measures at the end of this press release. Appian provides guidance ranges for non-GAAP net loss per share and adjusted EBITDA; however, we are not able to reconcile these amounts to their comparable GAAP financial measures without unreasonable efforts because certain information necessary to calculate such measures on a GAAP basis is unavailable, subject to high variability, dependent on future events outside of our control, and cannot be predicted. In addition, Appian believes such reconciliations could imply a degree of precision that might be confusing or misleading to investors. The actual effect of the reconciling items that Appian may exclude from these non-GAAP expense numbers, when determined, may be significant to the calculation of the comparable GAAP measures.

Forward-Looking Statements

This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including statements regarding Appian’s future financial and business performance for the second quarter and full year 2023, future investment by Appian in its go-to-market initiatives, increased demand for the Appian platform, market opportunity and plans and objectives for future operations, including Appian’s ability to drive continued subscriptions revenue and total revenue growth, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” and similar expressions are intended to identify forward-looking statements. Appian has based these forward-looking statements on its current expectations and projections about future events and financial trends that Appian believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including the risks and uncertainties associated with Appian’s ability to grow its business and manage its growth, Appian’s ability to sustain its revenue growth rate, continued market acceptance of Appian’s platform and adoption of low-code solutions to drive digital transformation, the fluctuation of Appian’s operating results due to the length and variability of its sales cycle, competition in the markets in which Appian operates, risks and uncertainties associated with the composition and concentration of Appian’s customer base and their demand for its platform and satisfaction with the services provided by Appian, the potential fluctuation of Appian’s future quarterly results of operations, Appian’s ability to shift its revenue towards subscriptions and away from professional services, Appian’s ability to operate in compliance with applicable laws and regulations, Appian’s strategic relationships with third parties and use of third-party licensed software and its platform’s compatibility with third-party applications, the timing of Appian’s recognition of subscriptions revenue which may delay the effect of near term changes in sales on its operating results, Appian’s ability to meet its financial covenants under its Credit Agreement, and the additional risks and uncertainties set forth in the “Risk Factors” section of Appian’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on February 16, 2023 and other reports that Appian has filed with the Securities and Exchange Commission. Moreover, Appian operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Appian’s management to predict all risks nor can Appian assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Appian may make. In light of these risks, uncertainties, and assumptions, Appian cannot guarantee future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. Appian is under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law.

Investor Contact
Srinivas Anantha, CFA
703-442-8844
investors@appian.com

Media Contact
Ben Farrell
703-442-1067
ben.farrell@appian.com

APPIAN CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share data)

	As of
	March 31, 2023	December 31, 2022
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$198,679	$148,132
Short-term investments and marketable securities	55,803	47,863
Accounts receivable, net of allowance of $2,182 and $2,125, respectively	147,579	165,964
Deferred commissions, current	30,697	30,196
Prepaid expenses and other current assets	36,556	28,093
Restricted cash, current	2,280	2,249
Total current assets	471,594	422,497
Property and equipment, net of accumulated depreciation of $19,128 and $18,864, respectively	45,877	41,855
Goodwill	26,711	26,349
Intangible assets, net of accumulated amortization of $3,125 and $2,715, respectively	4,950	5,251
Right-of-use assets for operating leases	35,425	37,248
Deferred commissions, net of current portion	55,601	55,788
Deferred tax assets	1,596	1,940
Other assets	3,064	3,286
Total assets	$644,818	$594,214
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$3,872	$7,997
Accrued expenses	15,373	12,227
Accrued compensation and related benefits	31,443	40,718
Deferred revenue	193,902	194,768
Debt	65,432	2,740
Operating lease liabilities	8,980	8,681
Other current liabilities	4,763	3,121
Total current liabilities	323,765	270,252
Long-term debt	143,728	115,379
Operating lease liabilities	56,073	57,225
Deferred revenue	4,750	5,556
Deferred tax liabilities	103	102
Total liabilities	528,419	448,514
Stockholders’ equity
Class A common stock—par value $0.0001; 500,000,000 shares authorized and 41,457,783 shares issued and outstanding as of March 31, 2023; 500,000,000 shares authorized and 41,320,091 shares issued and outstanding as of December 31, 2022	4	4
Class B common stock—par value $0.0001; 100,000,000 shares authorized and 31,497,596 shares issued and outstanding as of March 31, 2023; 100,000,000 shares authorized and 31,497,796 shares issued and outstanding as of December 31, 2022	3	3
Additional paid-in capital	569,618	561,390
Accumulated other comprehensive loss	(7,946)	(7,246)
Accumulated deficit	(445,280)	(408,451)
Total stockholders’ equity	116,399	145,700
Total liabilities and stockholders’ equity	$644,818	$594,214

APPIAN CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2023	2022
	(unaudited)
Revenue
Subscriptions	$98,957	$83,720
Professional services	36,278	30,546
Total revenue	135,235	114,266
Cost of revenue
Subscriptions	10,448	8,206
Professional services	25,645	22,710
Total cost of revenue	36,093	30,916
Gross profit	99,142	83,350
Operating expenses
Sales and marketing	63,090	45,916
Research and development	41,624	29,839
General and administrative	29,694	31,461
Total operating expenses	134,408	107,216
Operating loss	(35,266)	(23,866)
Other non-operating expense
Other (income) expense, net	(2,690)	787
Interest expense	3,118	74
Total other non-operating expense	428	861
Loss before income taxes	(35,694)	(24,727)
Income tax expense (benefit)	1,135	(1,573)
Net loss	$(36,829)	$(23,154)
Net loss per share:
Basic and diluted	$(0.51)	$(0.32)
Weighted average common shares outstanding:
Basic and diluted	72,869	72,217

APPIAN CORPORATION
STOCK-BASED COMPENSATION EXPENSE
(in thousands)

	Three Months Ended March 31,
	2023	2022
	(unaudited)
Cost of revenue
Subscriptions	$272	$179
Professional services	1,591	1,057
Operating expenses
Sales and marketing	2,445	1,788
Research and development	3,626	2,314
General and administrative	3,122	1,605
Total stock-based compensation expense	$11,056	$6,943

APPIAN CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities
Net loss	$(36,829)	$(23,154)
Adjustments to reconcile net loss to net cash used by operating activities
Stock-based compensation	11,056	6,943
Depreciation and amortization	2,342	1,773
Bad debt expense	120	(2)
Amortization of debt issuance costs	70	—
Deferred income taxes	357	(1,073)
Changes in assets and liabilities
Accounts receivable	17,609	8,416
Prepaid expenses and other assets	(8,803)	(3,579)
Deferred commissions	(314)	(1,383)
Accounts payable and accrued expenses	(1,878)	2,338
Accrued compensation and related benefits	(9,369)	(6,798)
Other current and non-current liabilities	1,582	129
Deferred revenue	(2,177)	(3,764)
Operating lease assets and liabilities	969	(450)
Net cash used by operating activities	(25,265)	(20,604)
Cash flows from investing activities
Purchases of investments	(24,184)	(16,240)
Proceeds from investments	16,289	21,729
Purchases of property and equipment	(4,421)	(3,390)
Net cash (used by) provided by investing activities	(12,316)	2,099
Cash flows from financing activities
Proceeds from borrowings	92,000	—
Debt repayments	(750)	—
Payments for debt issuance costs	(278)	—
Payments for employee taxes related to the net share settlement of equity awards	(2,959)	—
Proceeds from exercise of common stock options	131	24,404
Net cash provided by financing activities	88,144	24,404
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	15	40
Net increase in cash, cash equivalents, and restricted cash	50,578	5,939
Cash, cash equivalents, and restricted cash at beginning of period	150,381	103,960
Cash, cash equivalents, and restricted cash at end of period	$200,959	$109,899

Supplemental disclosure of cash flow information
Cash paid for interest	$1,233	$78
Cash paid for income taxes	$284	$197
Supplemental disclosure of non-cash investing and financing activities
Accrued capital expenditures	$2,233	$—

APPIAN CORPORATION
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2023	2022
Reconciliation of non-GAAP operating loss:
GAAP operating loss	$(35,266)	$(23,866)
Add back:
Stock-based compensation expense	11,056	6,943
Litigation expenses	1,842	11,792
Severance costs	4,204	—
Non-GAAP operating loss	$(18,164)	$(5,131)

Reconciliation of non-GAAP net loss:
GAAP net loss	$(36,829)	$(23,154)
Add back:
Stock-based compensation expense	11,056	6,943
Litigation expenses	1,842	11,792
Severance costs	4,204	—
Non-GAAP net loss	$(19,727)	$(4,419)

Non-GAAP loss per share:
Non-GAAP net loss	$(19,727)	$(4,419)
Weighted average shares used to compute net loss per share, basic and diluted	72,869	72,217
Non-GAAP net loss per share, basic and diluted	$(0.27)	$(0.06)

Reconciliation of non-GAAP net loss per share, basic and diluted:
GAAP net loss per share, basic and diluted	$(0.51)	$(0.32)
Add back:
Non-GAAP adjustments to net loss per share	0.24	0.26
Non-GAAP net loss per share, basic and diluted	$(0.27)	$(0.06)

Reconciliation of adjusted EBITDA:
GAAP net loss	$(36,829)	$(23,154)
Other (income) expense, net	(2,690)	787
Interest expense	3,118	74
Income tax expense (benefit)	1,135	(1,573)
Depreciation and amortization	2,342	1,773
Stock-based compensation expense	11,056	6,943
Litigation expenses	1,842	11,792
Severance costs	4,204	—
Adjusted EBITDA	$(15,822)	$(3,358)